                                                                    EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with Amendment No. 1 to the Annual Report of Moore Medical Corp. (the "Company") on Form 10-K/A for the fiscal year ended December 29, 2001 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Linda M. Autore, President and Chief Executive Officer of the Company and member of the Board of Directors, certify, pursuant to Section 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) and 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


  /s/  Linda M. Autore
Linda M. Autore
President and Chief Executive Officer
March 28, 2003